Exhibit 3.2

Mailing Address: PO Box 9431 Stn Prov Govt Victoria BC V8W 9V3 www.corporateonline.gov.bc.ca	Location: 2nd Floor - 940 Blanshard Street Victoria BC 1 877 526-1526

CERTIFIED COPY Of a Document filed with the Province of British Columbia Registrar of Companies

Notice of Articles BUSINESS CORPORATIONS ACT	CAROL PREST

This Notice of Articles was issued by the Registrar on: February 20, 2015 01:51 PM Pacific Time

Incorporation Number:               BC1021032

Recognition Date and Time:  Incorporated on December 4, 2014 03:41 PM Pacific Time

NOTICE OF ARTICLES
Name of Company:
RYU APPAREL INC.

REGISTERED OFFICE INFORMATION

Mailing Address: 800 - 885 WEST GEORGIA STREET VANCOUVER BC V6C 3H1 CANADA	Delivery Address: 800 - 885 WEST GEORGIA STREET VANCOUVER BC V6C 3H1 CANADA

RECORDS OFFICE INFORMATION

Mailing Address: 800 - 885 WEST GEORGIA STREET VANCOUVER BC V6C 3H1 CANADA	Delivery Address: 800 - 885 WEST GEORGIA STREET VANCOUVER BC V6C 3H1 CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Ciambrelli, Martino

Mailing Address: 1672 WEST 2ND AVENUE VANCOUVER BC V6J 1H4 CANADA	Delivery Address: 1672 WEST 2ND AVENUE VANCOUVER BC V6J 1H4 CANADA

Last Name, First Name, Middle Name:
Leone, Maria

Mailing Address: 1672 WEST 2ND AVENUE VANCOUVER BC V6J 1H4 CANADA	Delivery Address: 1672 WEST 2ND AVENUE VANCOUVER BC V6J 1H4 CANADA

Last Name, First Name, Middle Name:
Marcus, Bill

Mailing Address: 818 N. RUSSELL ST. PORTLAND OR 97227 UNITED STATES	Delivery Address: 818 N. RUSSELL ST. PORTLAND OR 97227 UNITED STATES

Last Name, First Name, Middle Name:
Sibley, Michelle

Mailing Address: 818 N. RUSSELL ST. PORTLAND OR UNITED STATES	Delivery Address: 818 N. RUSSELL ST. PORTLAND OR UNITED STATES

Last Name, First Name, Middle Name:
Pan, Peter

Mailing Address: 1672 WEST 2ND AVENUE VANCOUVER BC V6J 1H4 CANADA	Delivery Address: 1672 WEST 2ND AVENUE VANCOUVER BC V6J 1H4 CANADA

Last Name, First Name, Middle Name:
Leone, Marcello

Mailing Address: 1672 WEST 2ND AVENUE VANCOUVER BC V6J 1H4 CANADA	Delivery Address: 1672 WEST 2ND AVENUE VANCOUVER BC V6J 1H4 CANADA

AUTHORIZED SHARE STRUCTURE

1. No Maximum	Common Shares	Without Par Value

Without Special Rights or Restrictions attached
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ __ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

2. No Maximum	Preferred Shares	Without Par Value

With Special Rights or Restrictions attached
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ __ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _